UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/03/2005

The PBSJ Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-30911

FL	59-1494168
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2001 Northwest 107 Avenue, Miami, FL 33172
(Address of Principal Executive Offices, Including Zip Code)

305-514-3458
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 28, 2005, at the Company's annual stockholders' meeting, the Company announced the following changes to its Directors and Officers:

Mr. John B. Zumwalt, III has been appointed as its new Chairman of the Board and CEO, replacing Mr. Richard A. Wickett, who is retiring from full-time employ of the Company , but will still reside as a member of the Company's Board of Directors.

Robert J. Paulsen, has been named as Vice Chairman, replacing Mr. Zumwalt in that position.

Todd J. Kenner will assume the President's role, replacing Mr. Zumwalt.

Kathryn J. Wilson has now been appointed, Treasurer, replacing Mr. Wickett. Ms. Wilson remains as Controller and Assistant Secretary.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

The PBSJ Corporation

Date: February 03, 2005.	By:	/s/ John B. Zumwalt, III
John B. Zumwalt, III
Chairman and CEO